EXHIBIT 21.1


                          SUBSIDIARIES OF VIATEL, INC.


                                               JURISDICTION OF INCORPORATION
UNITED STATES SUBSIDIARY                  OR ORGANIZATION/FOREIGN QUALIFICATIONS

Destia.com, Inc.                                          Delaware
Off the Mall Advertising Inc.                             Delaware
Viatel Acquisition Corp.                                  Delaware
Viatel Argentina Holdings, Inc.                           Delaware
Viatel Argentina Management, Inc.                         Delaware
Viatel Brazil Holdings, Inc.                              Delaware
Viatel Brazil Management, Inc.                            Delaware
Viatel Cable Assets Inc.                                  Delaware, NY
Viatel Circe Cable System, Limited                        Delaware
Viatel Colombia Holdings, Inc.                            Delaware
Viatel Colombia Management, Inc.                          Delaware
Viatel Communications, Inc.                               Delaware, NY
Viatel Development Company                                Delaware, TX
Viatel Finance Company L.L.C.                             Delaware
Viatel Financing Trust I                                  Delaware
Viatel Finland, Inc.                                      Delaware
Viatel Global Communications, Ltd.                        Delaware
Viatel Nebraska, Inc.                                     Delaware
Viatel New Jersey, Inc.                                   DE, NJ
Viatel Resco, Inc.                                        DE
Viatel Sales U.S.A., Inc.                                 DE, IN, CA, IL, CO
Viatel Services, Inc.                                     All States
Viatel Sweden, Inc.                                       Delaware
Viatel Virginia, Inc.                                     Delaware
Voicenet Corporation                                      New York
YYC Communications, Inc.                                  DE, NY

NAME OF FOREIGN SUBSIDIARY                                    COUNTRY

Econophone GmbH                                               Austria

Call BvBa                                                     Belgium
Econophone NV                                                 Belgium
Viaphone NV/SA                                                Belgium
Viatel Belgium S.A./N.V.                                      Belgium

Viatel (Bermuda) Cable Assets Limited                         Bermuda

Destia Canada Communications Inc.                             Canada

Viacol Ltda.                                                  Colombia

Destia Communications SA                                      France
Viatel Operations S.A.                                        France
Viatel S.A.                                                   France
VPN S.A.R.L.                                                  France

Econophone GmbH                                               Germany
Teleriffic Global Communications GmbH                         Germany
Viatel Communications GmbH                                    Germany
(Formerly Viaphone GmbH)
Viatel GmbH                                                   Germany
Viatel German Asset GmbH                                      Germany
Viatel German Holding GmbH                                    Germany
Viatel Global Communications GmbH                             Germany
ViCaMe Infrastructure Development GmbH                        Germany

Econophone (Hellas), SA                                       Greece

Call the World                                                Ireland
Destia Communications, Ltd.                                   Ireland
Destia Communications Services, Ltd.                          Ireland

Viatel Global Communications S.p.A.                           Italy
Viatel S.R.L.                                                 Italy

Econophone Netherlands B.V.                                   Netherlands
Accountants- en Belastingadviesbureau Strijk BV               Netherlands
Viafoperations Communications B.V.                            Netherlands
Viatel Global Communications B.V.                             Netherlands

NAME OF FOREIGN SUBSIDIARY                                    COUNTRY

Viatel European Holding S.R.L.                                Spain
Viafon Dat Iberica, S.A.                                      Spain
Viatel Global Communications Espana S.A.                      Spain

Econophone AG                                                 Switzerland
Econophone Services GmbH                                      Switzerland
Phonecentre GmbH                                              Switzerland
Viaphone AG                                                   Switzerland
Viatel AG                                                     Switzerland

Amberhold Limited                                             England and Wales
America First Limited                                         England and Wales
Destia Communications Limited                                 England and Wales
Destia Communications (Holdings) Limited                      England and Wales
Destia Network Services Limited                               England and Wales
Econophone Limited                                            England and Wales
Network Managed Services Limited                              England and Wales
Viatel Communications (UK) Limited                            England and Wales
Viatel Austria Limited                                        England and Wales
Viatel Belgium Limited                                        England and Wales
Viatel Cable Assets Limited                                   England and Wales
Viatel Czech Limited                                          England and Wales
Viatel Circe Assets Limited                                   England and Wales
Viatel Communications Limited                                 England and Wales
Viatel (I) Limited                                            England and Wales
Viatel Leasing Limited                                        England and Wales
Viatel Spain Limited                                          England and Wales
Viatel U.K. Limited                                           England and Wales
Viatel UK Holding Limited                                     England and Wales
Viatel Global Communications Limited                          England and Wales
Viatel Holdings (UK) Limited                                  England and Wales
WaveTech Limited                                              England and Wales
WaveTech Network Services Limited                             England and Wales


                                        3